SECURITIES AND EXCHANGE COMMISSION



                        WASHINGTON, D.C. 20549



                               FORM 8-K


                            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 28, 1994


                 COLLINS & AIKMAN HOLDINGS CORPORATION
        (Exact name of registrant as specified in its charter)


Delaware                       1-10218               13-3489233
(State or other jurisdiction   (Commission File      (IRS Employer
of incorporation)              Number)               Identification No.)


               8320 University Executive Park, Suite 102
                   Charlotte, North Carolina  28262
          (Address of principal executive offices) (Zip Code)


  Registrant's telephone number, including area code: (704) 548-2350




Item 2.  Acquisition or Disposition of Assets

         (a) On January 28, 1994, Collins & Aikman Group, Inc. ("Group") a wholly owned subsidiary of Collins & Aikman Holdings Corporation ("Holdings"), sold all the outstanding stock of its wholly owned subsidiary Kayser-Roth Corporation ("Kayser-Roth") to Legwear Acquisition Corporation ("Legwear"), a corporation organized by Grupo Synkro, S.A. de C.V. of Mexico City, Mexico. The purchase price was (i) approximately $170,000,000 of which $100,000,000 was paid in cash and the balance in the form of a $70,000,000 Senior Bridge Note of Legwear (the "Senior Bridge Note") and (ii) the Warrant described below. Approximately $66,000,000 of the cash received in the sale was used to pay in full the outstanding balance under a credit agreement of Kayser-Roth.

               The Senior Bridge Note bears interest at 7% per annum and matures April 28, 1994. If not paid in full at maturity, the Senior Bridge Note will be replaced by a Senior Secured Note from Legwear (the "Senior Secured Note") which matures April 28, 1997 and provides for the payment of interest at an initial rate of 12% per annum increasing by 1% per month to a maximum of 15% per annum.

               The Warrant issued to Group in consideration of the sale (the "Warrant") entitles Group to purchase 1,000 shares of Class B Common Stock of Legwear (representing 10% of the equity of Legwear) for a total exercise price of approximately $11,100,000, subject to adjustment as provided in the Warrant Agreement, dated as of January 28, 1994 by and between Group and Legwear. The Warrant expires on January 28, 1997.

               The consideration received for the sale of the Kayser-Roth stock was determined through arms-length negotiations after several potential purchasers had previously submitted bids to acquire Kayser-Roth.

               Kayser-Roth, based in Greensboro, North Carolina, manufactures and markets brand name and private label women's and men's legwear, including the "No Nonsense" and "Burlington" brands.

         (b)   Not applicable.

Item 7.  Financial Statements and Exhibits

         (a)   Not applicable.

         (b) The pro forma financial information furnished herein reflects the disposition of Kayser-Roth on Holdings' consolidated financial statements.

               Introduction   . . . . . . . . . . . . . . . . . . . . . .  F-2
               Pro Forma Consolidated Balance Sheet at
                  October 30, 1993  . . . . . . . . . . . . . . . . . . .  F-3
               Pro Forma Consolidated Statement of Operations For the
                  Fiscal Year Ended January 30, 1993   . . . . . . . . . . F-4
               Pro Forma Consolidated Statement of Operations For the
                  Thirty-Nine Weeks Ended October 30, 1993  . . . . . . .  F-5
               Notes to Pro Forma Consolidated Financial Statements   . .  F-6

         (c) The exhibits furnished in connection with this report are as follows:

               Exhibit
               Number          Description

               2.1   - Acquisition Agreement dated as of November 22, 1993 as
                       amended and restated as of January 28, 1994, among Collins & Aikman Group, Inc., Kayser-Roth Corporation and Legwear Acquisition Corporation.

               99.1  -  Press Release dated November 22, 1993.

               99.2  -  Press Release dated December 29, 1993.

               99.3  -  Press Release dated January 18, 1994.

               99.4  -  Press Release dated January 28, 1994.

               The following schedules to the Acquisition Agreement filed as
               Exhibit 2.1 hereto have been omitted. Registrant hereby undertakes to furnish supplementally a copy of any such omitted schedule to the Commission upon request.

               Schedule
               Number          Description

               2.1 (a)        The Warrant
               2.2 (a) (1)    The Estimated Closing Date Balance Sheet
               2.2 (a) (2)    Certain Assets and Liabilities Not Reflected In
                                Closing Date Balance Sheet
               2.3            Certain Assets and Rights
               3.1.1          Certain Jurisdictions
               3.1.2          The Shares
               3.1.3          Officers and Directors
               3.1.5          Certain Seller Restrictions
               3.1.6 (a)      Audited Financial Statements
               3.1.6 (b)(i)   Balance Sheet
               3.1.6 (b)(ii)  Certain Adjustments
               3.1.6 (c)      Interim Financial Statements
               3.1.6 (d)      Certain Accounting Policies
               3.1.7 (a)      Conduct of the Business
               3.1.8          Certain Matters
               3.1.9          Certain Liens
               3.1.10         Real Property
               3.1.11         Current Insurance Policies
               3.1.12         Intellectual Property


                                            2


              Schedule
              Number             Description

              3.1.13         Litigation
              3.1.14         Contracts
              3.1.15         Employee Matters
              3.1.16 (b)     Taxes
              3.1.17 (a)     Certain Remediation Matters
              3.1.17 (b)     Certain Environmental Matters
              3.1.18         Certain Intercompany Matters
              3.2.3          Certain Purchaser Restrictions
              3.3            Certain Individuals
              5.2.4 (a)      Form of Opinion of Seller's General Counsel
              5.2.4 (b)      Form of Opinion of Jones, Day, Reavis &
                               Pogue
              5.3.3          Form of Opinion of Dechert Price & Rhoads
              5.6.1          Certain Loan Documents
              6.1            Survival of Certain Representations and
                               Warranties
              6.2 (f)        Certain Facility Policies
              7.2.4 (o)      Form of Treasury Regulation Certificate


                                            3


                                        SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 COLLINS & AIKMAN HOLDINGS CORPORATION
                                 (Registrant)



Date:  February 10, 1994         By: /s/ DAVID J. McKITTRICK
                                     David J. McKittrick
                                     Vice Chairman


                                            4



                                        ITEM 7(b)

                             Pro Forma Financial Information




                                           F-1



                     Pro Forma Consolidated Financial Statements of
                          Collins & Aikman Holdings Corporation
                             Adjusted for the Disposition of
                                 Kayser-Roth Corporation

                                      Introduction



     The following pro forma consolidated balance sheet as of October 30, 1993 and the pro forma consolidated statements of operations for the fiscal year ended January 30, 1993 and the thirty-nine weeks ended October 30, 1993 give effect to the disposition of the Kayser-Roth Corporation ("Kayser-Roth") subsidiary of Collins & Aikman Group, Inc. ("Group"), a wholly owned subsidiary of Collins & Aikman Holdings Corporation ("Holdings"). Such statements include the adjustments described in the accompanying notes to the pro forma consolidated financial statements. Group sold Kayser-Roth to Legwear Acquisition Corporation ("Legwear") on January 28, 1994 for total proceeds of approximately $170 million (of which $100 million was paid in cash and the balance in the form of a $70 million Senior Bridge Note of Legwear (the "Senior Bridge Note")) and a warrant to purchase 10% of the equity of Legwear.

     The pro forma consolidated financial statements are not necessarily indicative of the results which actually would have occurred if the disposition had taken place on the dates indicated, nor are they necessarily indicative of future results. The pro forma consolidated financial statements should be read in conjunction with the audited consolidated financial statements of Holdings filed with the Securities and Exchange Commission in its Annual Report on Form 10-K for the fiscal year ended January 30, 1993.


                                           F-2

                                 Collins & Aikman Holdings Corporation
                                 Pro Forma Consolidated Balance Sheet
                                           October 30, 1993
                                              (Unaudited)
                                            (in thousands)

                                        Collins &                                      Collins &
                                         Aikman                                         Aikman
                                        Holdings       Pro Forma Adjustments           Holdings
                                       Corporation                                    Corporation
                                       Historical      Debit          Credit           Pro Forma
   Assets

   Current Assets:
   Cash and cash equivalents           $  122,992   $  29,150 (a)   $    -             $  152,142
   Accounts and notes receivable, net     193,547                                         193,547
   Inventories                            170,321                                         170,321
   Net assets of discontinued
     operations                           114,083                     130,676 (a)         (16,593)
   Other current assets                    19,022                                          19,022

     Total current assets                 619,965      29,150         130,676             518,439

   Property, plant and equipment,
     net                                  272,308                                         272,308
   Other assets                            59,621      70,000 (a)                         129,621

                                       $  951,894   $  99,150       $ 130,676          $  920,368

   Liabilities and Stockholder's
   Equity

   Current Liabilities:
   Notes payable                       $      731   $    -          $    -             $      731
   Current portion of long-term debt       94,355      70,500 (a)                          23,855
   Accounts payable                        65,712                                          65,712
   Accrued expenses                       275,429                       8,395  (a)        283,824
     Total current liabilities            436,227      70,500           8,395             374,122

   Long-term debt                         925,428                                         925,428
   Deferred income taxes                    4,838                                           4,838
   Other non-current liabilities          220,415                                         220,415

   Redeemable preferred stock of
    subsidiary                                109                                             109

   Preferred stock of subsidiary              181                                             181

   Redeemable preferred stock             116,115                                         116,115

   Common Stockholder's deficit          (751,419)                     30,579 (a)        (720,840)

                                       $  951,894   $  70,500       $  38,974          $  920,368



                                                  F-3


                                 Collins & Aikman Holdings Corporation
                            Pro Forma Consolidated Statement of Operations
                              For the Fiscal Year Ended January 30, 1993
                                              (Unaudited)
                                            (in thousands)

                                        Collins &                                    Collins &
                                         Aikman                                       Aikman
                                        Holdings       Pro Forma Adjustments         Holdings
                                       Corporation                                  Corporation
                                       Historical      Debit         Credit          Pro Forma

   Net sales                           $1,643,581   $ 395,328 (b)  $    -           $1,248,253


   Cost of goods sold                   1,180,412                    221,782 (b)       958,630
   Selling, general and
     administrative expenses              374,505                    155,705 (b)       218,800
   Restructuring costs                     10,000                                       10,000

                                        1,564,917        -           377,487         1,187,430

   Operating income                        78,664     395,328        377,487            60,823

   Interest expense, net                 (122,877)                    21,562 (a)      (101,315)
   Dividends on preferred stock of
     subsidiary                             4,514                                        4,514

   Loss from continuing
     operations before income taxes       (48,727)    395,328        399,049           (45,006)
   Income taxes                             1,043                      4,199 (b)        (3,156)

   Loss from continuing operations        (49,770)  $ 395,328      $ 403,248        $  (41,850)

   Discontinued operations:
     Loss from discontinued
       operations, net of income taxes    (45,888)
     Loss on disposals, net of income
       taxes                             (168,000)

   Net loss                            $ (263,658)



                                                  F-4


                                 Collins & Aikman Holdings Corporation
                            Pro Forma Consolidated Statement of Operations
                           For the Thirty-Nine Weeks Ended October 30, 1993
                                              (Unaudited)
                                            (in thousands)

                                        Collins &                                    Collins &
                                         Aikman                                       Aikman
                                        Holdings       Pro Forma Adjustments         Holdings
                                       Corporation                                  Corporation
                                       Historical      Debit         Credit          Pro Forma

   Net sales                           $  963,366   $    -         $    -           $  963,366


   Cost of goods sold                     738,743                                      738,743
   Selling, general and
     administrative expenses              154,386                                      154,386
   Restructuring costs                     24,000                                       24,000
   Goodwill write-down                    129,854                                      129,854

                                        1,046,983        -              -            1,046,983

   Operating loss                         (83,617)       -              -              (83,617)

   Interest expense, net                  (83,267)                     6,779 (a)       (76,488)
   Dividends on preferred stock of
     subsidiary                             3,386                                        3,386

   Loss from continuing operations
     before income taxes                 (170,270)       -             6,779          (163,491)
   Income taxes                             9,652                                        9,652

   Loss from continuing operations       (179,922)  $    -         $   6,779        $ (173,143)

   Discontinued operations:
     Loss from discontinued
      operations, net of income taxes      (4,775)
     Loss on disposal                    (127,673)

   Net loss                            $ (312,370)


                                                  F-5


                 COLLINS & AIKMAN HOLDINGS CORPORATION

         NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                              (Unaudited)




     The following adjustments have been made to reflect the disposition of Kayser-Roth as if such transaction had taken place on October 30, 1993 for the purpose of presenting the pro forma consolidated balance sheet, and January 26, 1992, for the purpose of presenting the pro forma consolidated statements of operations. Kayser-Roth was presented as a discontinued operation in the historical balance sheet and statement of operations as of and for the thirty-nine weeks ended October 30, 1993 and as a continuing operation in the historical statement of operations for the fiscal year ended January 30, 1993.

PRO FORMA CONSOLIDATED BALANCE SHEET - OCTOBER 30, 1993

(a) To eliminate historical assets and liabilities of Holdings applicable to Kayser-Roth; and to reflect the net proceeds from the sale of Kayser-Roth and the pay-off in full of the outstanding balance under a credit agreement of Kayser-Roth. Holdings expects to realize a gain of approximately $30.6 million on the sale of Kayser-Roth which will be reflected in Holdings' consolidated financial statements for the fiscal year ended January 29, 1994 as an offset to loss on disposals of discontinued operations.



PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS - FISCAL YEAR ENDED JANUARY 30, 1993

(a) To reflect reduction in consolidated net interest expense from the elimination of Kayser-Roth's interest expense and from the assumed interest income earned on the cash proceeds and the seller bridge financing. Assumed interest earned on cash proceeds is 2% per annum and on bridge financing at rates ranging from 7% on the Senior Bridge Note to 15% on the Senior Secured Note of Legwear that may be issued to Group on maturity of the Senior Bridge Note (the "Senior Secured Note"). It is assumed that the Senior Bridge Note will be replaced at maturity by the Senior Secured Note.

(b)  To eliminate sales and expenses of Kayser-Roth.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS - THIRTY-NINE
WEEKS ENDED OCTOBER 30, 1993

(a) To reflect reduction in consolidated interest expense from the assumed interest income earned on the cash proceeds and the seller bridge financing. Assumed interest earned on excess expected proceeds is 2% per annum and on bridge financing is at rates ranging from 7% on the Senior
     Bridge Note to 15% on the Senior Secured Note. It is ssumed that the Senior Bridge Note will be replaced at maturity by the Senior Secured Note.




                                           F-6